                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           ------------------------

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------


Date of Report (Date of
earliest event reported): March 31, 1998
                          --------------

                        INTERMEDIA COMMUNICATIONS INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                                    59-2913586
----------------------------                     -------------------
(State or other jurisdiction                     (I.R.S. Employer
 of incorporation or                             Identification No.)
 organization)

                              0-20135
                      ------------------------
                      (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                  33619-1309
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------
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Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

                  Item 2 of the Current Report on Form 8-K, dated March 31, 1998, of Intermedia Communications Inc., a Delaware corporation
("Intermedia"), is hereby deleted.

Item 5.  Other Events
---------------------

                  On March 31, 1998, Intermedia consummated its acquisition of the Long Distance Savers group of companies ("LDS"). Pursuant to that certain Acquisition Agreement dated as of December 17, 1997 among Intermedia and the Sellers listed on Schedule A thereto, Intermedia acquired LDS for a purchase price of approximately $153 million (of which approximately $137 million was paid by delivering approximately 2.68 million shares of Intermedia Common Stock, par value $.01 per share, and approximately $16 million was paid in cash) plus the retirement of approximately $15 million of LDS's long-term debt. Intermedia funded the cash portion of the purchase price through its existing cash reserves.

                    LDS is an established regional interexchange carrier, providing long distance services and Internet access to more than 45,000 business subscribers and employing over 100 sales and customer service professionals in Louisiana, Texas, Oklahoma, Mississippi and Florida.

                  Intermedia intends to continue operating LDS's assets as an interexchange carrier providing long distance services and Internet access to various subscribers.

                                      2
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Item 7.  Financial Statements and Exhibits
------------------------------------------

                  Item 7 of the Current Report on Form 8-K, dated March 31, 1998, of Intermedia is hereby amended and restated in its entirety as follows:

         (c)      Exhibits

                  The following Exhibits are filed herewith:

                  Exhibit 2.1 Acquisition Agreement, dated as of December 17, 1997, among Intermedia and the Sellers listed on Schedule A thereto.
                                     Exhibit 2.3 to Amendment No. 1 to
                                     Intermedia's Registration Statement Form
                                     S-3 filed with the Commission on
                                     January 14, 1998 is incorporated herein
                                     by reference.

                  Exhibit 99.1       Press Release dated March 31, 1998.
                                     Exhibit 99.1 to Intermedia's Current
                                     Report on Form 8-K filed with the
                                     Commission on April 6, 1998 is
                                     incorporated herein by reference.





                                       3

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                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 12, 1998


                                  INTERMEDIA COMMUNICATIONS INC.
                                  ------------------------------
                                          (Registrant)



                                  By: /s/ Robert M. Manning
                                      ------------------------------------------
                                      Name:  Robert M. Manning
                                      Title: Senior Vice President and
                                             Chief Financial Officer


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                                 Exhibit Index
                                 -------------


Exhibit No.                                          Description
-----------                                          -----------

  2.1 Acquisition Agreement, dated as of December 17, 1997, among Intermedia and the Sellers listed on Schedule A thereto. Exhibit 2.3 to Amendment No. 1 to Intermedia's Registration Statement Form S-3 filed with the Commission on January 14, 1998 is incorporated herein by reference.

 99.1                                      Press Release dated March 31, 1998.
                                           Exhibit 99.1 to Intermedia's
                                           Current Report on Form 8-K filed
                                           with the Commission on April 6,
                                           1998 is incorporated herein by
                                           reference.